UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2010
HYPERCOM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13521	86-0828608

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8888 East Raintree Drive, Suite 300, Scottsdale, Arizona, 85260
(Address of principal executive offices, with zip code)
480-642-5000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On October 7, 2010, Hypercom Corporation (the “Company”) issued a press release regarding (i) an update on the Board of Directors’ rejection of the unsolicited, non-binding proposal from VeriFone Systems, Inc. (“Verifone”), (ii) third quarter 2010 earnings to be announced by the Company on November 2, 2010, and (iii) the Company’s withdrawal of its lawsuit against Verifone in Delaware. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
     A form of letter to the Company’s customers dated October 8, 2010 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press Release, dated October 7, 2010.
99.2	Form of Letter to the Company’s Customers, dated October 8, 2010.

SIGNATURES
     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 8, 2010	HYPERCOM CORPORATION
	By:	/s/ Douglas J. Reich
Douglas J. Reich
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 7, 2010.
99.2	Form of Letter to the Company’s Customers, dated October 8, 2010.

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